Notes Payable to Investors	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Notes Payable to Investors
6.	Notes Payable to Investors

In March 2016, the Company entered into a senior secured convertible note financing (the Convertible Notes or Convertible Note Financing) totaling $9,000,000, with certain preferred investors of the Company. All preferred investors were invited to participate in the Convertible Notes Financing. In connection with the Convertible Note Financing, the Company’s Articles of Incorporation were amended such that any Preferred Stockholder that did not participate in the Convertible Note Financing would have their respective shares of Preferred Stock automatically converted into Common Stock using a 3-to-1 conversion ratio and such Preferred Stockholders would lose the right to representation on the Company’s Board of Directors and other preferred rights.

The Convertible Note Financing had two separate closings of $4,500,000 each on April 14, 2016 and July 15, 2016. Certain Preferred Stockholders chose not to participate in the Convertible Note Financing and their respective Preferred Stock was converted into shares of Common Stock in April 2016 in accordance with the terms of the Articles of Incorporation. The Company treated this as an extinguishment of Preferred Stock. The Convertible Notes accrue interest at 8% per annum, compounded annually. The Company incurred $138,312 of costs in association with the issuance of the Convertible Notes that was amortized over the seven month expected life of the Convertible Notes from the date of issuance (October 31, 2016). The Convertible Notes are also subject to mandatory prepayment upon the occurrence of certain events, such as a liquidation, dissolution, or sale of the Company. In addition and prior to maturity, the Convertible Notes are automatically convertible into shares of capital stock of the Company upon the occurrence of a sale of the Company’s capital stock in a single transaction resulting in gross proceeds to the Company of $30,000,000 (hereinafter referred to as an “Investor Sale”). The type and class of capital stock of the Company to be issued to the holder of each Convertible Note upon conversion shall be identical to the type and class of the capital stock issued in the Investor Sale. The holder of each Convertible Note will be entitled to a number of shares of capital determined by dividing (i) the outstanding principal amount of the Convertible Note plus any unpaid accrued interest by (ii) an amount equal to the price per share of capital stock paid by the purchasers of such shares in connection with the Investor Sale. The Convertible Notes are secured by a first priority perfected security interest in all of the Company’s assets.

In October 2016 the Company executed an additional senior secured Convertible Note financing (the October Convertible Notes or October Convertible Note Financing) totaling $3,500,000 with a certain preferred investors of the Company. The terms of the October Convertible Notes are identical to the Convertible Notes and are treated as an extension of the original Convertible Note Financing. The Company incurred $125,935 of costs associated with this transaction which will be amortized to the maturity date of March 31, 2017. In connection with the October Convertible Note Financing, the Convertible Notes were amended and their respective maturity dates were extended from October 31, 2016 to March 31, 2017. The amendments are accounted for as a modification for accounting purposes.